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                                                                    Exhibit 99.1




                      HEALTHCARE REALTY TRUST INCORPORATED



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         In connection with the Quarterly Report of Healthcare Realty Trust Incorporated (the "Company") on Form 10-Q for the quarter ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David R. Emery, Chairman of the Board and Chief Executive Officer of the Company, and I, Timothy G. Wallace, Executive Vice President and Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: August 14, 2002                  /s/ David R. Emery
                                       -----------------------------------------
                                       David R. Emery
                                       Chairman of the Board and Chief Executive
                                       Officer



                                       /s/ Timothy G. Wallace
                                       -----------------------------------------
                                       Timothy G. Wallace
                                       Executive Vice President and Chief
                                       Financial Officer